UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2014

Analog Devices, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
As reported in the Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) by Analog Devices, Inc. (the “Company”) on July 22, 2014 (the “Original Filing”), the Company completed the acquisition of Hittite Microwave Corporation (“Hittite”) on July 22, 2014. This Amendment No. 1 is being filed to amend Item 9.01 of the Original Filing to include the historical financial statements of Hittite and the pro forma financial information required by Item 9.01 of Form 8-K.
Item 9.01.     Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
Filed by Hittite with the SEC on February 26, 2014 on Form 10-K and incorporated by reference herein is the following exhibit:

99.3
Audited consolidated balance sheets of Hittite as of December 31, 2013 and December 31, 2012, the related audited consolidated statements of operations, comprehensive income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2013 and the related notes to such audited consolidated financial statements, the related Report of Independent Registered Public Accounting Firm, and Item 9A, Controls and Procedures (which includes Management's Annual Report on Internal Controls over Financial Reporting).

Filed by Hittite with the SEC on May 6, 2014 on Form 10-Q and incorporated by reference herein is the following exhibit:

99.4
Unaudited condensed consolidated balance sheets of Hittite as of March 31, 2014 and December 31, 2013, the related unaudited condensed consolidated statements of operations, comprehensive income and cash flows for the three-month periods ended March 31, 2014 and March 31, 2013 and the related notes to such unaudited condensed consolidated financial statements.

Attached hereto and included herein is the following exhibit:

99.5
Unaudited condensed consolidated balance sheets of Hittite as of June 30, 2014 and December 31, 2013, the related unaudited condensed consolidated statements of operations and comprehensive income for the three- and six-month periods ended June 30, 2014 and June 30, 2013, the related unaudited condensed consolidated statement of cash flows for the six-month period ended June 30, 2014 and June 30, 2013 and the related notes to such unaudited condensed consolidated financial statements.

(b) Pro forma financial information
Attached hereto and included herein is the following exhibit:

99.6
Unaudited pro forma condensed combined statements of income for the fiscal year ended November 2, 2013 and for the nine months ended August 2, 2014, which give effect to the acquisition of Hittite as if it had occurred on November 4, 2012, and the related notes to such unaudited pro forma condensed combined financial statements.

(d) Exhibits
The following exhibits are filed with this Current Report:
Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of June 9, 2014, among the Company, BBAC Corp. and Hittite (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Analog Devices, Inc. on June 9, 2014).

10.1*	Credit Agreement, dated as of July 22, 2014, among the Company, Credit Suisse AG, as Administrative Agent, and the lenders party thereto.
23.1**	Consent of PricewaterhouseCoopers LLP
99.1	Press Release issued July 22, 2014 (incorporated herein by reference to Exhibit (a)(5)(G) to Amendment No. 5 to Tender Offer Statement on Schedule TO filed by Analog Devices, Inc. on July 22, 2014).
99.2	Press Release issued July 22, 2014 (incorporated herein by reference to Exhibit (a)(5)(H) to Amendment No. 5 to Tender Offer Statement on Schedule TO filed by Analog Devices, Inc. on July 22, 2014).
99.3
Audited consolidated balance sheets of Hittite as of December 31, 2013 and December 31, 2012, the related audited consolidated statements of operations, comprehensive income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2013 and the related notes to such audited consolidated financial statements, the related Report of Independent Registered Public Accounting Firm, and Item 9A, Controls and Procedures (which includes Management's Annual Report on Internal Controls over Financial Reporting) (incorporated by reference to the Form 10-K filed by Hittite with the SEC on February 26, 2014).

99.4
Unaudited condensed consolidated balance sheets of Hittite as of March 31, 2014 and December 31, 2013, the related unaudited condensed consolidated statements of operations, comprehensive income and cash flows for the three-month periods ended March 31, 2014 and March 31, 2013 and the related notes to such unaudited condensed consolidated financial statements (incorporated by reference to the Form 10-Q filed by Hittite with the SEC on May 6, 2014).

99.5**
Unaudited condensed consolidated balance sheets of Hittite as of June 30, 2014 and December 31, 2013, the related unaudited condensed consolidated statements of operations and comprehensive income for the three- and six-month periods ended June 30, 2014 and June 30, 2013, unaudited condensed consolidated statement of cash flows for the six-month period ended June 30, 2014 and June 30, 2013 and the related notes to such unaudited condensed consolidated financial statements.

99.6**
Unaudited pro forma condensed combined statements of income for the fiscal year ended November 2, 2013 and for the nine months ended August 2, 2014, which give effect to the acquisition of Hittite as if it had occurred on November 4, 2012, and the related notes to such unaudited pro forma condensed combined financial statements.

____________________________________________
* Previously filed as an exhibit to the Original Filing.
**Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2014	ANALOG DEVICES, INC.
	By:	/s/ David A. Zinsner
David A. Zinsner
Vice President, Finance and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of June 9, 2014, among the Company, BBAC Corp. and Hittite (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Analog Devices, Inc. on June 9, 2014).

10.1*	Credit Agreement, dated as of July 22, 2014, among the Company, Credit Suisse AG, as Administrative Agent, and the lenders party thereto.
23.1**	Consent of PricewaterhouseCoopers LLP
99.1	Press Release issued July 22, 2014 (incorporated herein by reference to Exhibit (a)(5)(G) to Amendment No. 5 to Tender Offer Statement on Schedule TO filed by Analog Devices, Inc. on July 22, 2014).
99.2	Press Release issued July 22, 2014 (incorporated herein by reference to Exhibit (a)(5)(H) to Amendment No. 5 to Tender Offer Statement on Schedule TO filed by Analog Devices, Inc. on July 22, 2014).
99.3
Audited consolidated balance sheets of Hittite as of December 31, 2013 and December 31, 2012, the related audited consolidated statements of operations, comprehensive income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2013 and the related notes to such audited consolidated financial statements, the related Report of Independent Registered Public Accounting Firm, and Item 9A, Controls and Procedures (which includes Management's Annual Report on Internal Controls over Financial Reporting) (incorporated by reference to the Form 10-K filed by Hittite with the SEC on February 26, 2014).

99.4
Unaudited condensed consolidated balance sheets of Hittite as of March 31, 2014 and December 31, 2013, the related unaudited condensed consolidated statements of operations, comprehensive income and cash flows for the three-month periods ended March 31, 2014 and March 31, 2013 and the related notes to such unaudited condensed consolidated financial statements (incorporated by reference to the Form 10-Q filed by Hittite with the SEC on May 6, 2014).

99.5**
Unaudited condensed consolidated balance sheets of Hittite as of June 30, 2014 and December 31, 2013, the related unaudited condensed consolidated statements of operations and comprehensive income for the three- and six-month periods ended June 30, 2014 and June 30, 2013, unaudited condensed consolidated statement of cash flows for the six-month period ended June 30, 2014 and June 30, 2013 and the related notes to such unaudited condensed consolidated financial statements.

99.6**
Unaudited pro forma condensed combined statements of income for the fiscal year ended November 2, 2013 and for the nine months ended August 2, 2014, which give effect to the acquisition of Hittite as if it had occurred on November 4, 2012, and the related notes to such unaudited pro forma condensed combined financial statements.

____________________________________________
* Previously filed as an exhibit to the Original Filing.
**Filed herewith.